UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2026

VICI Properties Inc.

VICI Properties L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland (VICI Properties Inc.) Delaware (VICI Properties L.P.)	001-38372 333-264352-01	81-4177147 35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VICI Properties Inc. ☐ Emerging growth company

VICI Properties L.P. ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VICI Properties Inc. ☐

VICI Properties L.P. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 14, 2026, VICI Properties L.P., a Delaware limited partnership (“VICI LP”), completed the previously announced offering of $900,000,000 aggregate principal amount of 5.400% Notes due 2031 (the “2031 Notes”) and $850,000,000 aggregate principal amount of 5.750% Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “Notes”).

VICI LP intends to use the net proceeds from the offering to repay all or a portion of its outstanding (i) $480.5 million in aggregate principal amount of 4.500% senior notes due 2026 (the “September 2026 Maturity Notes”), (ii) $19.5 million in aggregate principal amount of 4.500% senior notes due 2026 (the “2026 MGP Notes”), and (iii) $1.25 billion in aggregate principal amount of 4.250% senior notes due 2026 (the “December 2026 Maturity Notes”). VICI LP expects to redeem each of the September 2026 Maturity Notes and the December 2026 Maturity Notes on August 17, 2026, in each case, at a redemption price equal to 100% of the principal amount of the September 2026 Maturity Notes and the December 2026 Maturity Notes, as applicable, to be redeemed, plus accrued interest to the applicable redemption date. Notwithstanding the expected redemptions, the September 2026 Maturity Notes bear interest at 4.500% per annum and mature on September 1, 2026, and the December 2026 Maturity Notes bear interest at 4.250% per annum and mature on December 1, 2026. VICI LP expects to pay off the 2026 MGP Notes on the date of maturity, which is September 1, 2026.

The Notes were issued pursuant to an Indenture, dated as of April 29, 2022 (the “Base Indenture”), between VICI LP, as issuer, and UMB Bank, National Association, as trustee (the “Trustee”), as supplemented by a Fifth Supplemental Indenture, dated as of August 14, 2026 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between VICI LP and the Trustee.

The 2031 Notes were issued at 99.966% of par value with a coupon of 5.400% per annum. The 2036 Notes were issued at 98.375% of par value with a coupon of 5.750% per annum.

Interest on the Notes is payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2027.

The 2031 Notes will mature on October 15, 2031 and the 2036 Notes will mature on October 15, 2036. The Notes are VICI LP’s unsecured and unsubordinated obligations and rank equally in right of payment with all of VICI LP’s existing and future unsecured and unsubordinated indebtedness.

The Notes are not guaranteed by VICI Properties Inc., a Maryland corporation (the “Company”). As of the issue date, the Notes are not guaranteed by any subsidiary of VICI LP. However, under limited circumstances, the Indenture requires certain of VICI LP’s subsidiaries to guarantee the obligations under the Notes in the future if, and for so long as, any such subsidiary guarantees VICI LP’s obligations under the Credit Agreement, dated as of February 3, 2025, among VICI LP, the lenders from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent, as it may be amended from time to time.

Prior to (i) with respect to the 2031 Notes, September 15, 2031 (one month prior to the maturity date) and (ii) with respect to the 2036 Notes, July 15, 2036 (three months prior to the maturity date), such series of Notes may be redeemed at VICI LP’s option, in whole or in part, at the applicable redemption prices specified in the Indenture. In addition, on or after, (i) with respect to the 2031 Notes, September 15, 2031 (one month prior to the maturity date) and (ii) with respect to the 2036 Notes, July 15, 2036 (three months prior to the maturity date), such series of Notes may be redeemed at VICI LP’s option, in whole or in part, at a price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Notes also benefit from a pledge of the limited partnership interests of VICI LP directly owned by VICI Properties OP LLC, a Delaware limited liability company (“VICI OP”, and such pledge, the “Limited Equity Pledge”). The Limited Equity Pledge secures the payment and performance when due of all of the obligations of VICI LP under the Notes and the Indenture.

The Indenture contains certain covenants that, among other things, limit the ability of VICI LP, subject to exceptions, to incur secured and unsecured indebtedness and to consummate a merger, consolidation or sale of all or substantially all of its assets. In addition, the Indenture requires VICI LP to maintain total unencumbered assets of at least 150% of total unsecured indebtedness. These covenants are subject to a number of important exceptions and qualifications. The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become due and payable.

The foregoing description is a summary of the terms of the Indenture and the Notes and does not purport to be complete. The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Fifth Supplemental Indenture (including the forms of Notes), copies of which are attached hereto as Exhibits 4.1 through 4.4 and incorporated herein by reference.

The offering was made pursuant to an automatic shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025 (File No. 333-286854-01) by the Company and VICI LP, and a base prospectus, dated April 30, 2025, a related preliminary prospectus supplement filed with the SEC on August 5, 2026, and a related final prospectus supplement filed with the SEC on August 6, 2026 by VICI LP pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of April 29, 2022, between VICI Properties L.P. and UMB Bank, National Association, as trustee. Filed with VICI LP’s Current Report on Form 8-K dated April 29, 2022 and incorporated by reference herein.

4.2	Fifth Supplemental Indenture, dated as of August 14, 2026, between VICI Properties L.P. and UMB Bank, National Association, as trustee.

4.3	Form of Global Note representing the 5.400% Senior Notes due 2031 (included in Exhibit 4.2).

4.4	Form of Global Note representing the 5.750% Senior Notes due 2036 (included in Exhibit 4.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026	VICI PROPERTIES INC.

	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

Date: August 14, 2026	VICI PROPERTIES L.P.

	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher Secretary